UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 425-1780

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 25, 2022, Cocrystal Pharma, Inc. (the “Company”) received a letter from Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of its compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”) by maintaining a minimum bid price for its common stock of at least $1.00 for the last 10 consecutive business days, from October 11, 2022 to October 24, 2022. Accordingly, the Company has regained compliance with the Rule and the matter is now closed.

Item 7.01 Regulation FD Disclosure

On October 26, 2022, the Company issued a press release announcing developments with respect to its orally administered, novel, broad-spectrum antiviral candidate CC-42344 for the treatment of pandemic and seasonal influenza A. A copy of the press release is being furnished as Exhibit 99.1.

On October 26, 2022, Dr. Sam Lee, President and Co-Interim Chief Executive Officer of the Company, will be making a presentation at the LD Micro Main Event XV Conference. A copy of the presentation is being furnished as Exhibit 99.2.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Cocrystal Pharma, Inc. Press Release, dated October 26, 2022
99.2	Cocrystal Pharma, Inc. Corporate Presentation, dated October 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: October 26, 2022	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer and Co-Interim Chief Executive Officer